SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 22, 2004

T-NETIX, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25016	84-1037352
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2155 Chenault Drive, Suite 410 Carrollton, Texas (Address of principal executive offices)	75006 (Zip Code)

Registrant’s telephone number, including area code: (972) 241-1535

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1 Agreement and Plan of Merger
EX-99.1 Press Release

Item 5. Other Events

     On January 22, 2004, T-NETIX, Inc. (“T-NETIX”), TZ Acquisition, Inc. (“TZ Acquisition”) and TZ Holdings, Inc. (“TZ Holdings”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby TZ Acquisition agreed to acquire all of the issued and outstanding shares of T-NETIX common stock for $4.60 per share in cash. The acquisition will be effected by a first step cash tender offer (the “Offer”) for all of T-NETIX’s issued and outstanding shares of common stock. The Offer is expected to commence no later than February 5, 2004, and will remain open for at least 20 business days.

     The Offer will be followed by a merger in which T-NETIX stockholders whose shares are not acquired in the Offer will receive $4.60 per share in cash (the “Merger”). In the Merger, TZ Acquisition will be merged with and into T-NETIX, with T-NETIX surviving the Merger and becoming a wholly-owned subsidiary of TZ Holdings.

     The Offer is conditioned upon, among other things, there having been validly tendered and not withdrawn prior to the expiration date of the Offer greater than 50% of the number of then outstanding shares of T-NETIX common stock (including all shares issuable upon the exercise of then outstanding options or warrants to purchase shares of T-NETIX common stock). The Merger is subject to, among other things, obtaining any approval of T-NETIX’s stockholders required by applicable law, the receipt of required regulatory approvals and various other conditions.

     The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     On January 22, 2004, T-NETIX issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the acquisition transaction.

     This Form 8-K contains statements which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may result in either the Offer or the Merger not being consummated. These risks include satisfaction of the conditions to the consummation of the Offer and the Merger. In addition, either party may terminate the Merger Agreement upon certain events set forth in the Merger Agreement.

     INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ BOTH THE TENDER OFFER STATEMENT ON SCHEDULE TO AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE TENDER OFFER REFERRED TO HEREIN, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. TZ ACQUISITION WILL FILE THE TENDER OFFER STATEMENT AND T-NETIX WILL FILE THE SOLICITATION/RECOMMENDATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THESE STATEMENTS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY T-NETIX AND TZ ACQUISITION AT THE SEC’S WEB SITE AT WWW.SEC.GOV. IN ADDITION, INVESTORS AND SECURITY HOLDERS MAY OBTAIN FROM T-NETIX FREE COPIES OF THE DOCUMENTS THAT T-NETIX FILES WITH THE SEC. REQUESTS FOR SUCH DOCUMENTS SHOULD BE DIRECTED TO T-NETIX, INC., 2155 CHENAULT DRIVE, SUITE 410, CARROLLTON, TEXAS 75006, ATTENTION: LEGAL DEPARTMENT, TELEPHONE NUMBER (972) 241-1535.

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Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 22, 2004, by and among TZ Holdings, Inc., TZ Acquisition, Inc. and T-NETIX, Inc.*

99.1	Press Release, dated January 22, 2004.

*Does not contain schedules or exhibits.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-NETIX, INC.

Dated: January 23, 2004	By:	/s/ Richard E. Cree

Richard E. Cree Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated January 22, 2004, by and among TZ Holdings, Inc., TZ Acquisition, Inc. and T-NETIX, Inc.*

99.1	Press Release, dated January 22, 2004.

*Does not contain schedules or exhibits.

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